UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 5, 2022, The Kraft Heinz Company (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 11 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2023 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Gregory E. Abel	934,246,429	20,872,542	1,214,338	104,565,553
John T. Cahill	933,814,832	21,262,930	1,255,547	104,565,553
João M. Castro-Neves	900,425,552	52,851,993	3,055,764	104,565,553
Lori Dickerson Fouché	946,984,290	8,206,214	1,142,805	104,565,553
Timothy Kenesey	921,086,570	33,979,904	1,266,835	104,565,553
Alicia Knapp	936,672,513	18,597,557	1,063,239	104,565,553
Elio Leoni Sceti	935,136,367	19,996,786	1,200,156	104,565,553
Susan Mulder	939,564,303	15,690,906	1,078,100	104,565,553
James Park	950,563,768	4,479,221	1,290,320	104,565,553
Miguel Patricio	916,763,159	38,053,850	1,516,300	104,565,553
John C. Pope	911,489,587	43,620,249	1,223,473	104,565,553

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
663,764,290	268,360,650	24,208,369	104,565,553

Item 3. Advisory Vote on the Frequency of Holding an Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, a frequency of one year for future advisory votes on the compensation of the Company’s named executive officers, as follows:

One Year	Two Years	Three Years	Shares Abstain	Broker Non-Votes
945,447,130	1,934,695	6,692,567	2,258,917	104,565,553

Item 4. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2022 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,038,963,052	20,188,003	1,747,807	N/A

Item 5. Stockholder Proposal Regarding a Report on Water Risk. Stockholders did not approve the stockholder proposal regarding a report on water risk as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
62,130,670	886,873,710	7,328,929	104,565,553

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 11, 2022	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer; Corporate Secretary

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